UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2007

Whitestone REIT
(Exact Name of Registrant as Specified in Its Charter)

Hartman Commercial Properties REIT
(Former Name of Registrant)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 111 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 4, 2007 Whitestone REIT, formerly known as Hartman Commercial Properties REIT, issued a press release announcing that that it welcomed the news that American Spectrum has dropped its tender offer to purchase 485,000 shares of Whitestone REIT.

On February 28, American Spectrum had announced that it had not succeeded in acquiring 4.9% of the Whitestone REIT shares and was extending its tender offer to May 30. It is this extension that has now been terminated.

A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: May 7, 2007	By:	/s/ James C. Mastandrea
		Name:	James C. Mastandrea
		Title:	Interim Chief Executive Officer